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                                    EXHIBIT 10.6

         THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO VMC THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

                           CONVERTIBLE PROMISSORY NOTE

Principal:  $  190,000                             Issue Date:  October 7, 1999


                  FOR VALUE RECEIVED, VantageMed Corporation, a Delaware corporation (the "VMC"), hereby promises to pay to the order of Friedli Corporate Finance ("Friedli"), in accordance with the terms hereof, the principal sum of One Hundred Ninety Thousand Dollars ($190,000). Subject to the conversion provision set forth herein, principal and accrued interest shall be due and payable in full on October 6, 2002 (the "Maturity Date").

                  Subject to the conversion provision set forth below, all payments shall be made in lawful money of the United States of America and in immediately available funds at the principal office of Friedli, or at such other place as the holder hereof may from time to time designate in writing to VMC.

                  This Note shall be governed by and construed in accordance with the laws of the State of California, without respect to State of California choice of law provisions.

                  Friedli shall have the right to convert the outstanding principal balance on this Note, upon an Initial Public Offering, meaning the closing of a firm-commitment underwritten public offering pursuant to an effective registration statement under the Act, covering the offer and sale of VMC Common Stock to the public with a minimum initial share price of less than $7.00 (such per share price shall be adjusted for any stock dividends, combinations, splits, and the like with respect to such shares), into 51,351 shares of VMC's Common Stock, par value $0.001 per share (the "Common Stock").

                  Upon conversion of this Note into Common Stock, Friedli shall surrender this Note, duly endorsed, at the principal offices of VMC or any transfer agent for VMC, provided, however, that, at VMC's sole expense, VMC shall have issued and delivered to Friedli a certificate for the number of shares to which Friedli is entitled upon such conversion. Upon conversion of this Note into Common Stock and delivery of a share certificate to Friedli in compliance with the terms of this Note, VMC will be forever released from all its obligations

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and liabilities under this Note, including without limitation the obligation to pay the principal and interest amounts.

                  This Note shall be extinguished and no payment or stock shall be due under this Note, upon an Initial Public Offering, meaning the closing of a firm-commitment underwritten public offering pursuant to an effective registration statement under the Act, covering the offer and sale of VMC Common Stock to the public with a minimum initial share price of at least $7.00 (such per share price shall be adjusted for any stock dividends, combinations, splits, and the like with respect to such shares).

                  This Note shall be binding upon and inure to the benefit of Friedli and its successors and assigns.

                  No waiver or modification of the terms of this Note shall be valid unless in a writing referring to this Note and signed by Friedli.

                                            FRIEDLI CORPORATE FINANCE:



                                            -------------------------------



                                            VANTAGEMED CORPORATION:



                                            -------------------------------

                                            By: Joel M. Harris
                                            Its: President & CEO


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